Please file this Prospectus/Statement of Additional Information Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE TRADITIONAL SMALL CAP GROWTH FUND

Class A, Class C, Administrator Class and Institutional Class

This supplement contains important information about the Fund and share classes listed above.

Effective immediately, the portfolio management team for the Fund consists of Linda Freeman, CFA, Jeffrey S. Drummond, CFA, Jeffrey Harrison, CFA and Paul Carder, CFA.

                The section of the Fund’s prospectus entitled "Organization and Management of the Funds – The Sub-Advisers and Portfolio Managers" and the section of the Fund’s Statement of Additional Information entitled “Management - Portfolio Managers” are revised accordingly.

SCAM090/P203FSP